Subsequent Events	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Subsequent Events

14.    Subsequent Events

Effective March 22, 2012, Mr. Pratt Barndollar resigned as a director of the Company. His resignation was not the result of any disputes or disagreements with the Company. The Board has agreed that Mr. Barndollar will retain the right to exercise the stock option originally granted to him on June 30, 2008, to purchase up to 2,000 shares of the Company’s common stock at an exercise price of $51 per share, until its expiration date of June 30, 2018.

On March 22, 2012, the Company entered into an $11,000 loan agreement with an unrelated third party. The loan bears interest at the Bank of Canada Prime Rate plus 1%. The Company may repay the entire loan including the outstanding interest at anytime by advising the Lender of such intent to repay 15 days prior to the anticipated date of repayment.